UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 29, 2010

SELECTICA, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-29637 (Commission File Number)	77-0432030 (I.R.S. Employer Identification Number)

1740 Technology Drive, Suite 460
San Jose, CA 95110
(408) 570-9700
(Addresses, including zip code, and telephone numbers,
including area code, of principal executive offices)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 29, 2010, the Board of Directors of Selectica, Inc. set the date of its 2010 annual meeting of stockholders for Wednesday, January 5, 2011 at 9:00am Pacific Time.  The meeting will be held at the Company’s principal offices, located at 1740 Technology Drive, Suite 460 San Jose, California.  The record date for voting eligibility at the annual meeting is the close of business on December 1, 2010.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTICA, INC.

DATE: November 29, 2010	By:	/s/ Todd Spartz
Todd Spartz Chief Financial Officer